UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 18, 2008


                        AMERICAN EXPLORATION CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-141060
                            (Commission File Number)

                                   98-0518266
                        (IRS Employer Identification No.)

             Suite 110, 1915 - 27 Avenue NE Calgary Alberta T2E 7E4
              (Address of principal executive offices and Zip Code)

                                 (403) 735-5009
               Registrant's telephone number, including area code


         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Effective at the opening for trading on August 19, 2008, our change of name from Minhas Energy Consultants, Inc. to American Exploration Corporation became effective with the Over-the-Counter Bulletin Board under the stock symbol "AEXP".

In addition, effective August 18, 2008, the Board of Directors of the Company approved a 14-for-1 forward stock split of the Company's outstanding shares of common stock. As a result, the currently outstanding shares of common stock of the Company increased from 6,475,000 to 90,650,000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPLORATION CORPORATION


/s/ Manmohan Minhas
--------------------------------
Manmohan Minhas
President

Date: August 19, 2008

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